WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

JORE CORPORATION
LOCKBOX ACCOUNT
45000 HIGHWAY 93 S
RONAN MT 59864
                                                                     Page 1 of 3
                                                      Account Number:513-0001216
                                                   Statement Start Date:05/01/01
                                                     Statement End Date:05/31/01

                    For Customer Assistance: Call your Customer Service Officer or Client Services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number   Beginning Balance  Total Credits  Total Debits   Ending Balance

WellsOne
Account
513-0001216                  0.00   2,333,014.25   -2,333,014.25           0.00

Credits
 Electronic Deposits/Bank Credits

 Effective      Posted          Amount          Transaction Detail
 Date           Date
                May 02       10,280.00          WT Fed#01533 Citibank, Hongkong/
                                                Org=Techtronic Industries Co Ltd
                                                Srf#G0011221223901 Trn#O10502003
                                                859 Rfb#
                May 02      250,000.00          WT Fed#O0009 Ronan State Bank/
                                                Org=joreInc Srf#Trn#010502054834
                May 03      121,704.82          Sears,Roebuck A EDI/Eftpmt010427
                                                000364844 REF*TN*E84081\
                May 04       13,681.53          Sears,Roebuck A EDI/Eftpmt010430
                                                000364844 REF*TN*E84834\
                May 10       67,085.86          Sears,Roebuck A EDI/Eftpmt010507
                                                000364844REF*TN*E88273\
                May 11        4,567.65          Sears,Roebuck A EDI/Eftpmt010507
                                                000364844 REF*TN*E88976\
                May 14        9,348.85          Sears,Roebuck A EDI/Eftpmt010511
                                                000364844 REF* TN*E91420\
                May 15            0.01          Lowe'S Companies Trade PmtREF*CK
                                                *OO53482\D TM*09 7*20010510\
                May 15       30,880.00          WT Fed#O0949 Citiban'k, Hongkong
                                                /Org = techtronic Industries Co
                                                Ltd Srf# G0011350411301 Trn#0105
                                                15001022 Rfb#
 May 15         May 16        9,348.85          Book Transfer Credit Adjustment
                May 16          787.00          WT Fed#01144 Bayerische Hypo-Un
                                                /Org=vermont GmbhSrf#7253400135F
                                                Trn#Of0516008879 SwfOf01/05/15
                May 17    1,719,559.92          Sears, Roebuck A EDI/Eftpmt
                                                010511 000364844 REF*TN*E92568\
                May 18        3,669.00          Sears, Roebuck A EDI/Eftpmt 0105
                May 24        6,485.20          Sears, Roebuck A EDI/Eftpmt 0105
                                                18 000364844 REF*TN*E96899\14000
                                                364844 REF*TN*E93302\
                May 24        7,160.75          Sears EDI/Eftpmt 010523 266619
                                                REF* 1 '20010523153029E0508792\
                May 25       13,645.95          Zero Balance Account Transfer
                                                From 30082267
                May 29         925. 76          Lowe'S Companies Trade Prat REF*
                                                CK*OO542471DTM*097*20010522\

Continued on next page

                                                Jore Corporation Lockbox Account
                                                                     Page 2 of 3

Electronic Deposits/Bank Credits

 Effective      Posted          Amount          Transaction Detail
 Date           Date
                May 29         561.20           Sears EDI/Eftpmt 010525 266619
                                                REF*I *20010525153006E0508842\
 May 25         May 29      13,645.95           TED1539310 Dr Back Value To
                                                05/24/01
                May 29      13,645.95           Debit Posted In Error
                May 30      36,030.00           WT Fed#01425 Citibank, Hongkong
                                                /Org = techtronic Industries Co
                                                Ltd Srf# G0011500672601 Tm#01053
                                                0002550 Rib#

                      2,333,014.25        Total Electronic Deposits/Bank Credits

                      2,333,014.25        Total Credits

Debits
 Electronic Debits/Bank Debits

 Effective      Posted          Amount          Transaction Detail
 Date           Date
                May 02      260,280.00          Zero Balance Account Transfer To
                                                30082267
                May 03      121,704.82          WT Seq#29627 SyndiclWfbcorplJore
                                                Cor/Bnf=Srf#BWO1050311012844 Trn
                                                #O10503029627 Rfb #011230052
                May 04       13,681.53          WT Seq#30590 SyndiclWfbcorp/Jor
                                                Cor/Bnf=Srf#BW01050410493865 Trn
                                                #010504030590 Rrb#011240047
                May 10       67,085.86          WT Seq#30420 SyndiclWfbcorplJore
                                                Cor/Bnf=Srf#BW01051011025496 Trn
                                                #010510030420 Rrb#011300068
                May 11        4,567.65          WT Seq#30054 SyndiclWfbcorplJore
                                                Cor/Bnf=Srf#BW01051110504972 Trn
                                                #010511030054 Rrb# 011310026
                May 14        9,348.85          Zero Balance Account Transfer To
                                                30082267
                May 15        9,348.85          WT Seq#58933 SyndiclWfbcorp/Jore
                                                Cor/Bnf=Srf#BW01051514082582 Trn
                                                #010515058933 Rrb# 011350215
                May 15            0.01          paydown on acct per customer
                                                Alandra J. Fernandez
 May 14         May 15       21,531.15          Zero Balance Account Transfer To
                                                30082267
                May 16        9,348.85          Ted# 1508882.WT Seq#58933 Syndic
                                                /WfbcorplJore
                May 16          787.00          Zero Balance Account Transfer To
                                                30082267
                May 17    1,719,559.92          WT Seq#52769 SyndiclWfbcorplJore
                                                Cor/Bnf=Srf#BW01051714284513 Trn
                                                #010517052769 Rrb# 011370141
                May 18        3,669.00          WT Seq#28399 SyndiclWfbcorplJore
                                                Cor/Bnf=Srf#BW01051810264562 Trn
                                                #010518028399 Rrb#011380049
                May 24       13,645.95          Zero Balance Account Transfer To
                                                30082267
                May 25       13,645.95          WTSeq#53959 SyndiclWfbcorp/Jore
                                                Cor/Bnf=Srf#BW01052513031998 Trn
                                                #010525053959 Rrb#011450046
                May 29       13,645.95          TED 1539310 WT Seq#53959Syndic/
                                                Wfbcorp/Jorecor/Bnf=
 May 24         May 29       13,645.95          TED 1539310 Wtseq#53959 Syndicl/
                                                WfbcorptJorecor Bnf=
                May 29        1,486.96          Zero Balance Account Transfer To
                                                30082267
                May 30       36,030.00          Zero Balance Account Transfer To
                                                30082267

                        2,333,014.25         Total Electronic Debits/Bank Debits

                        2,333,014.25        Total Debits

Continued on next page

                                                Jore Corporation Lockbox Account
                                                                     Page 3 of 3

Daily Ledger Balance Summary

  Date          Balance   Date          Balance   Date          Balance
  Apr 30        0.00      May 11        0.00      May 18        0.00
  May 02        0.00      May 14        0.00      May 24        0.00
  May 03        0.00      May 15        0.00      May 25        0.00
  May 04        0.00      May 16        0.00      May 29        0.00
  May 10        0.00      May 17        0.00      May 30        0.00

         Average Daily Ledger Balance      -741.76

Thank you for banking with Wells Fargo.
Member FDiC